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                                                                   EXHIBIT 10.11

                                  $200,000,000

                             J. RAY MCDERMOTT, S.A.

                        % SENIOR SECURED NOTES DUE 2013

                               PURCHASE AGREEMENT

November 21, 2003

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                                           November 21, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

         J. Ray McDermott, S.A., a Panamanian corporation (the "COMPANY"), proposes to issue and sell to Morgan Stanley & Co. Incorporated (the "INITIAL PURCHASER") $200,000,000 principal amount of its 11% Senior Secured Notes due 2013 (the "SECURITIES") to be issued pursuant to the provisions of an Indenture to be dated December 8, 2003 (the "INDENTURE") among the Company, each of the subsidiaries of the Company named in Schedule A hereto (collectively the "GUARANTORS") and The Bank of New York, as Trustee (the "TRUSTEE"). The Securities will be guaranteed (the "INITIAL GUARANTEES") by each Guarantor. The Company's obligations under the Indenture and the Securities will be secured by a first priority lien (the "COLLATERAL") on (i) all of the capital stock of certain Material Subsidiaries (as hereinafter defined) owned directly by the Company or a Guarantor and (ii) certain marine construction vessels owned by the Company and its subsidiaries pursuant to a pledge agreement (the "PLEDGE AGREEMENT"), fleet mortgages and ship mortgages (the "MORTGAGES" and, together with the Pledge Agreement, the "SECURITY DOCUMENTS").

         The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act ("REGULATION S").

         The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be dated the Closing Date among the Company, the Guarantors and the Initial Purchaser (the "REGISTRATION RIGHTS Agreement"), pursuant to which the Company will agree to file, within the time periods specified therein, (i) a registration statement under the Securities Act relating to the Company's 11% Senior Secured Notes due 2013 in a like aggregate principal amount as the Company issued under the Indenture, identical in all material respects to the Securities and registered under the Securities Act (the "EXCHANGE SECURITIES"), to be offered in exchange for the Securities (such offer to exchange being referred to as the "EXCHANGE Offer") and the guarantees thereof by each of the Guarantors (the "EXCHANGE GUARANTEES" and, together with the Initial Guarantees, the "GUARANTEES") or (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Offered Securities and to use its commercially reasonable

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efforts to cause such registration statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer.

         In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (together with the Offering Memorandum Supplement dated as of November 21, 2003, the "PRELIMINARY MEMORANDUM") and will prepare a final offering memorandum (the "FINAL MEMORANDUM" and, with the Preliminary Memorandum, each a "MEMORANDUM") including a description of the terms of the Securities, the terms of the offering and a description of the Company.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

                  (a) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchaser to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein.

                  (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Panama, has the corporate power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, condition (financial or otherwise), earnings or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) Each Material Subsidiary (as defined below) of the Company has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the corporate or other organizational power and authority to own its property and to conduct its business as described in each Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse

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         Effect. Except as described in the Final Memorandum, all of the issued and outstanding capital stock or ownership interests of each Material Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, lien, option, claim or other encumbrance. For purposes of this Agreement, a "MATERIAL SUBSIDIARY" is (i) the owner of one or more of the major marine construction vessels described in each Memorandum as collateral for the obligations under the Securities and the Exchange Securities or (ii) a subsidiary of the Company that constitutes a "significant subsidiary" of the Company within the meaning of Rule 1-02(w) of Regulation S-X of the 1933 Act and the 1934 Act.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor.

                  (e) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

                  (f) The Initial Guarantee of each Guarantor has been duly authorized by such Guarantor; and on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Offered Securities have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchaser in accordance with the terms of this Agreement, the Initial Guarantee of each Guarantor will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity).

                  (g) On the Closing Date, the Exchange Securities will have been duly authorized by the Company. When the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in

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         accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity).

                  (h) The Exchange Guarantee by each Guarantor has been duly authorized by such Guarantor; and, when issued, will have been duly executed and delivered by such Guarantor. When the Exchange Securities have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, and when the Exchange Guarantees have been issued in accordance with the terms of the Exchange Offer and Indenture, the Exchange Guarantee of each Guarantor will constitute valid and legally binding obligations of such Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity).

                  (i) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity) and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law;

                  (j) Each of the Security Documents has been duly authorized by the Company and each Guarantor, and when executed and delivered by the Company and each Guarantor will be a valid and binding agreement of the Company and each Guarantor party thereto, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or affecting creditors' rights generally and general principles of equity (whether considered in a proceeding at law or in equity); the Security Documents, when duly executed and delivered, will create valid and (when all required filings and recordings with respect to, and deliveries of, Collateral have been made as described in the Security Documents) perfected security interests or mortgage liens in the Collateral; each of the representations and warranties made by the Company and each Guarantor in each Security Document to which it is a party is true and correct in all material respects as of the Closing Date, except to the extent that such representations and warranties expressly

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         relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  (k) None of the Company or any of the Material Subsidiaries is (i) in violation of its organizational documents, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of their property or assets is subject, except in the case of clause (ii) above for any such defaults as are disclosed in the Final Memorandum and any such defaults that would not, in the aggregate, have a Material Adverse Effect, or
         (iii) in violation of any applicable law, rule or regulation, or any judgment, order or decree of any court with jurisdiction over the Company or any subsidiary of the Company, or other governmental or regulatory authority with jurisdiction over the Company, any of its subsidiaries, except for any such violations as are disclosed in the Final Memorandum and any such violations that would not, in the aggregate, have a Material Adverse Effect.

                  (l) No labor dispute with the employees of the Company or any of the Material Subsidiaries exists or, to the knowledge of the Company, is imminent, except for any such disputes that would not, in the aggregate, have a Material Adverse Effect; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which would be expected to result in a Material Adverse Effect;

                  (m) The Company and the Material Subsidiaries own or possess, or can acquire on reasonable terms, the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the respective businesses now operated by them, and none of the Company or any of the Material Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of the Material Subsidiaries and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy would result in a Material Adverse Effect).

                  (n) The Company and the Material Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the

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         respective businesses now operated by them, except for such certificates, authorizations or permits of which the failure by the Company to possess would not have a Material Adverse Effect, and none of the Company or any of the Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (o) The execution and delivery by the Company and each Guarantor of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents, the Securities and the Exchange Securities will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any indenture, mortgage, loan agreement, note, lease or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be contemplated by the Registration Rights Agreement, required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, or required by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

                  (p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Final Memorandum.

                  (q) Except as set forth in the Final Memorandum, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each Memorandum and proceedings that would not have a Material Adverse Effect or have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents or the Securities or to consummate the transactions contemplated by the Final Memorandum.

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                  (r)      Except as described in the Final Memorandum, the
         Company and its subsidiaries (i) are in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

                  (s) Except to the extent described in the Final Memorandum, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (t) The Company and each of its subsidiaries has filed all foreign, federal or state income and franchise tax returns required to be filed after giving effect to any applicable extension in the time for filing (except insofar as the failure to file such returns would not, in the aggregate have a material adverse effect) and have paid all material taxes shown thereon as due; and all material tax liabilities of the Company and the Material Subsidiaries are adequately provided for on the books of the Company and the Material Subsidiaries.

                  (u) Except as disclosed in each Memorandum, the Company and its subsidiaries are insured by recognized, and, to the Company's knowledge, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as the Company generally deems adequate and customary for their businesses. The Company, in its reasonable judgment, has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Affect. Except as described in the Final Memorandum and except for such denials as would not result in a Material Adverse Effect, neither the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

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                  (v)      The Company is not, and after giving effect to the
         offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (w) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or
         (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (x) None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Initial Purchaser.

                  (y) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  (z) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                  (aa) The Company and its subsidiaries and to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries are in compliance with the sanctions regulations and executive orders administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

         2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company all the Securities at a purchase price of 93.81% of the principal amount thereof (the "PURCHASE PRICE") plus accrued interest, if any, to the Closing Date.

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         Except as provided herein, the Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period beginning on the date hereof and continuing to and including the date that is 90 days following the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company, in either case substantially similar to the Securities.

         3. Terms of Offering. The Initial Purchaser has advised the Company that the Initial Purchaser will make an offering of the Securities purchased by the Initial Purchaser hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

         4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on December 8, 2003, or at such other time on the same or such other date, not later than December 15, 2003, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Securities shall be delivered to you on the Closing Date, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

         5. Conditions to the Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities on the Closing Date is subject to the following conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i)      there shall not have occurred any
                  downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition,

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                  financial or otherwise, or in the earnings, business or
                  operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum provided to purchasers of the Securities (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your reasonable judgment, is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.

                  (b) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied in all material respects with all of the agreements on its part to be performed hereunder on or before the Closing Date.

                  The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Initial Purchaser shall have received on the Closing Date an opinion of Baker Botts L.L.P., outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  (d) The Initial Purchaser shall have received on the Closing Date an opinion of John T. Nesser, III, general counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  (e) The Initial Purchaser shall have received on the Closing Date opinions of Durling & Durling, Panamanian counsel for the Company, and Walkers, Cayman Islands counsel for the Company, each dated the Closing Date, to the effect set forth in Exhibit(s) C-1 and C-2, and C-3, respectively. Such opinions shall be rendered to the Initial Purchaser at the request of the Company and shall so state therein.

                  (f) The Initial Purchaser shall have received on the Closing Date opinions of Davis Polk & Wardwell, counsel for the Initial Purchaser, and Gardere Wynne Sewell LLP, maritime counsel for the Initial Purchaser, dated the Closing Date, to the effect set forth in Exhibit D-1 and D-2, respectively.

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                  (g)      The Initial Purchaser shall have received on each of
         the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Initial Purchaser, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in or incorporated by reference into the Final Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (h) Any amounts outstanding under the Company's existing Credit Facility dated February 10, 2003 shall have been repaid in full and such credit facility (as well as guarantees thereof and any liens securing such facility) shall have been terminated concurrently with the closing hereunder, and the Initial Purchaser shall have received evidence reasonably satisfactory to them of such repayment and termination.

                  (i) The Initial Purchaser shall have received fully executed original copies of each Security Document; each of the Company and each Guarantor shall have complied in all material respects with all agreements or conditions to be performed under the Security Documents prior to the Closing Date.

                  (j) Pursuant to escrow arrangements reasonably satisfactory to counsel for the Initial Purchaser, all liens and mortgages created or granted pursuant to the Credit Agreement dated as of February 10, 2003 among the Company, affiliates of the Company, the lenders party thereto and Citicorp USA, Inc., as administrative agent, shall be terminated on the Closing Date.

         6. Covenants of the Company. In further consideration of the agreements of the Initial Purchaser contained in this Agreement, the Company covenants with the Initial Purchaser as follows:

                  (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request.

                  (b) Before amending or supplementing either Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

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                  (c)      If, during such period after the date hereof and
         prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

                  (d) To cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchaser, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities,
         (viii) the costs and expenses
         relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided that the Initial Purchaser will pay 100% of the costs and expenses incurred under this paragraph (viii) up to an amount not to exceed $75,000, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other cost and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section and
         Section 8, the Initial Purchaser will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Securities by it and any advertising expenses connected with any offers it may make.

                  (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

                  (g) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  (h) While any of the Securities remain "restricted securities" within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

                  (i) If requested by you, to use its commercially reasonable efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

                  (j) None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchaser) will comply with the offering restrictions requirement of Regulation S.

                  (k) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

                  (l) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

                  (m) Neither the Company nor any of its subsidiaries will take any action in violation of the sanctions regulations and executive orders administered by the OFAC, nor will the Company nor any of its subsidiaries permit any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries to take any such action; and the Company will not directly or indirectly use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing any project or activity in violation of the sanctions regulations and executive orders administered by OFAC, including without limitation, any project or other activity in which a U.S. person is prohibited from engaging under any sanctions regulations or executive orders administered by OFAC.

         7. Offering of Securities; Restrictions on Transfer. (a) The Initial Purchaser, represents and warrants that it is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). The Initial Purchaser agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons ("FOREIGN PURCHASERS," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption "Transfer Restrictions".

         (b) The Initial Purchaser represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) the Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                  (ii) the Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

                  (iv) the Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither the Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and the Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                  (v) the Initial Purchaser (A) has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 (the "FSMA") with respect of anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (C) will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which section 21(1) of the FSMA does not apply to the Company;

                  (vi) the Initial Purchaser understands that the Securities have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees not to offer or sell, directly or indirectly, any Securities in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                  (vii) the Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Securities covered hereby have not been
                  registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

         8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, each person, if any, who controls the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in either Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Memorandum shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling such Initial Purchaser, if a copy of the Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person at or prior to the written confirmation of the sale of the Securities to such person, and if the Memorandum (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

         (b) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in either Memorandum or any amendments or supplements thereto.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchaser bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchaser on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) The Company and the Initial Purchaser agree that it would not be just or equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any out-of-pocket legal or other out-of-pocket expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (f)      The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any person controlling the Initial Purchaser or any affiliate of the Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         9. Termination. The Initial Purchaser may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, the New York Stock Exchange, the Nasdaq National Market, (ii) trading of any securities of McDermott International, Inc. shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.

         10. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

         11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                       Very truly yours,

                                       J. RAY MCDERMOTT, S.A.

                                       By: /s/Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                       FIRST EMIRATES TRADING
                                           CORPORATION

                                       By: /s/James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT DIVING
                                            INTERNATIONAL, INC.

                                       By: /s/James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT EASTERN
                                            HEMISPHERE LIMITED

                                       By: /s/James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT ENGINEERING,
                                             LLC

                                       By: /s/James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT UNDERWATER
                                              SERVICES, INC.

                                       By: /s/ James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       MCDERMOTT MARINE
                                             CONSTRUCTION LIMITED

                                       By: /s/ James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       MCDERMOTT MARINE UK LIMITED

                                       By: /s/ James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       MCDERMOTT OVERSEAS, INC.

                                       By: /s/ James R. Easter
                                           ------------------------------------
                                           Name:  James R. Easter
                                           Title: Authorized Representative

                                       MCDERMOTT HOLDINGS (U.K.)
                                              LIMITED

                                       By: /s/ Rudolph D. Hargis Jr.
                                           -------------------------------------
                                           Name:  Rudolph D. Hargis Jr.
                                           Title: Authorized Representative

                                       EASTERN MARINE SERVICES, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       HYDRO MARINE SERVICES, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT ENGINEERING
                                              HOLDINGS, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT FAR EAST, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT HOLDINGS, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                       Name:  Francis S. Kalman
                                       Title: Authorized Representative

                                       J. RAY MCDERMOTT INTERNATIONAL
                                              VESSELS, LTD.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT
                                              INTERNATIONAL, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT MIDDLE EAST,
                                              INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT CASPIAN
                                              CONTRACTORS, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT GULF OPERATING
                                              COMPANY, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT OLD JV OFFICE, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT WEST INDIES COMPANY

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MENTOR SUBSEA TECHNOLOGY
                                              SERVICES, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       NORTH ATLANTIC VESSEL, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       OPI VESSELS, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       SPARTEC, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT INVESTMENTS
                                              B.V.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT INTERNATIONAL
                                              MARINE INVESTMENTS N.V.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       VARSY INTERNATIONAL B.V.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       CHARTERING COMPANY
                                              (SINGAPORE) PTE. LTD.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT (AUST.)
                                              HOLDING PTY. LIMITED

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT INTERNATIONAL
                                              SERVICES LIMITED

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT INDUSTRIES (AUST.)
                                              PTY LIMITED

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT SOUTH EAST ASIA PTE.
                                              LTD.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MENTOR ENGINEERING
                                              CONSULTANTS LIMITED

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       MCDERMOTT FAR EAST, INC.

                                       By: /s/ Francis S. Kalman
                                           ------------------------------------
                                           Name:  Francis S. Kalman
                                           Title: Authorized Representative

                                       J. RAY MCDERMOTT CONTRACTORS,
                                              INC.

                                       By: /s/ Liane K. Hinrichs
                                           ------------------------------------
                                           Name:  Liane K. Hinrichs
                                           Title: Authorized Representative

                                       MCDERMOTT OFFSHORE SERVICES
                                              COMPANY, INC.

                                       By: /s/ Liane K. Hinrichs
                                           ------------------------------------
                                           Name:  Liane K. Hinrichs
                                           Title: Authorized Representative

                                       OCEANIC RED SEA COMPANY

                                       By: /s/ Liane K. Hinrichs
                                           ------------------------------------
                                           Name:  Liane K. Hinrichs
                                           Title: Authorized Representative

Accepted as of the date hereof

MORGAN STANLEY & CO.
      INCORPORATED

By: /s/ Robert J. Voreyen
    ----------------------------------
    Name:  Robert J. Voreyen
    Title: Managing Director

                                                                      SCHEDULE A

                                   GUARANTORS

Chartering Company (Singapore) Pte. Ltd.                        (Singapore)
Eastern Marine Services, Inc.                                   (Panama)
First Emirates Trading Corporation                              (United Arab Emirates)
Hydro Marine Services, Inc.*                                    (Panama)
J. Ray McDermott (Aust.) Holding Pty. Limited                   (Australia)
J. Ray McDermott Contractors, Inc.*                             (Panama)
J. Ray McDermott Diving International, Inc.                     (Panama)
J. Ray McDermott Eastern Hemisphere Limited                     (Mauritius)
J. Ray McDermott Engineering, LLC                               (Texas)
J. Ray McDermott Engineering Holdings, Inc.                     (Delaware)
J. Ray McDermott Far East, Inc.                                 (Panama)
J. Ray McDermott Holdings, Inc.*                                (Delaware)
J. Ray McDermott International Services Limited                 (United Kingdom)
J. Ray McDermott International Vessels, Ltd.*                   (Cayman Islands)
J. Ray McDermott International, Inc.*                           (Panama)
J. Ray McDermott Investments B.V.                               (Netherlands)
J. Ray McDermott Middle East, Inc.*                             (Panama)
J. Ray McDermott Underwater Services, Inc.                      (Panama)
J. Ray McDermott, Inc.*                                         (Delaware)
McDermott Caspian Contractors, Inc.                             (Panama)
McDermott Far East, Inc.                                        (Panama)
McDermott Gulf Operating Company, Inc.                          (Panama)
McDermott Holdings (U.K.) Limited                               (United Kingdom)
McDermott Industries (Aust.) Pty Limited                        (Australia)
McDermott International Marine Investments N.V.                 (Netherlands Antilles)
McDermott Marine Construction Limited                           (United Kingdom)
McDermott Marine UK Limited                                     (United Kingdom)
McDermott Offshore Services Company, Inc.                       (Panama)
McDermott Old JV Office, Inc.                                   (Panama)
McDermott Overseas, Inc.                                        (Panama)
McDermott South East Asia Pte. Ltd.                             (Singapore)
McDermott West Indies Company                                   (United Arab Emirates)
Mentor Engineering Consultants Limited                          (United Kingdom)
Mentor Subsea Technology Services, Inc.                         (Delaware)
North Atlantic Vessel, Inc.                                     (Panama)
Oceanic Red Sea Company                                         (United Arab Emirates)
OPI Vessels, Inc.*                                              (Delaware)
SparTEC, Inc.                                                   (Delaware)
Varsy International B.V.                                        (Netherlands Antilles)

------------------
   * a "Material Subsidiary"

                                                                       EXHIBIT A

                   OPINION OF OUTSIDE COUNSEL FOR THE COMPANY

         The opinion of the counsel for the Company, to be delivered pursuant to
Section 5(c) of the Purchase Agreement shall be to the effect that:

         A. Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by each of J. Ray McDermott Engineering Holdings, Inc., a Delaware corporation ("JRMEHI"), J. Ray McDermott Holdings, Inc., a Delaware corporation ("JRMHI"),
J. Ray McDermott, Inc., a Delaware corporation ("JRMI"), Mentor Subsea Technology Services, Inc., a Delaware corporation ("MENTOR") and OPI Vessels, Inc., a Delaware corporation ("OPI" and, together with JRMEHI, JRMHI, JRMI and Mentor, the "DELAWARE GUARANTORS"). The Indenture is a valid and binding agreement of the Company and each Guarantor, enforceable in accordance with its terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing.

         B. When executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, the Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing.

         C. The Initial Guarantee of each of the Delaware Guarantors has been duly authorized, executed and delivered by such Delaware Guarantor. When the Securities have been duly issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Initial Guarantee of each Guarantor will constitute a valid and legally binding obligation of each Guarantor, enforceable in accordance with its terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing.

         D. When the Exchange Securities are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Securities will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing.

         E. The Exchange Guarantee of each of the Delaware Guarantors has been duly authorized by such Delaware Guarantor. When the Exchange Securities have been duly issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, and when the Exchange Guarantees have been duly executed and delivered in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Guarantee of each Guarantor will constitute a valid and legally binding obligation of such Guarantor, enforceable in accordance with its terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing.

         F. Each of the Security Documents to which a Delaware Guarantor is a party has been duly authorized, executed and delivered by such Delaware Guarantor. Each of the New York or U.S. maritime law governed Security Documents to which either the Company or a Guarantor is a party is a valid and binding agreement of such entity, enforceable in accordance with its terms, subject to the effects of (a) any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws relating to or affecting creditors' rights generally, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (c) any implied covenants of good faith and fair dealing. The Pledge Agreement is effective to create, in favor of the Trustee for the benefit of the Secured Parties, as security for the Secured Obligations, a valid security interest under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the "NEW YORK UCC") in all of the respective rights, titles and interests of the Company and the Guarantors party thereto in the Pledged Equity Interests (as such term is defined in the Security Documents) listed on Schedule 1 to the Pledge Agreement. Assuming that certificates evidencing all the Pledged Equity Interests, in each case accompanied by instruments of transfer in blank duly executed, have been delivered on or prior to the date hereof to the Trustee, and have been continuously held by the Trustee since such delivery, in each case in the State of New York, (i) the security interest in the Pledged Equity Interests is perfected by control (within the meaning of Section 8-106 of the New York UCC) of such Pledged Equity Interests and (ii) assuming the absence of notice of any adverse claim thereto on the part of any Secured Party, the Trustee will be a protected purchaser (within the meaning of Section 8-303(a) of the New York UCC) of such security interest in such Pledged Equity Interests.

         G. No consent, approval, authorization or order of, or qualification with, any U.S. or Texas governmental body or agency is required for the performance by the Company or any Guarantor of its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Security Documents or the Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by Federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement.

         H. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         I. The statements relating to legal matters, documents or proceedings included in the Final Memorandum under the caption "Description of Notes" fairly summarize in all material respects such matters, documents or proceedings.

         J. Based upon (A) the accuracy of the representations and warranties of the Company in Sections 1(w), 1(x) or 1(z) of the Purchase Agreement, (B) compliance by the Company with 6(f), 6(g) and 6(j) of the Purchase Agreement, (C) compliance by the Initial Purchaser in Section 7 of the Purchase Agreement, (D) compliance by the Initial Purchaser with the offering and transfer procedures described in the Final Memorandum, (E) the accuracy of the representations and warranties made in accordance with the Final Memorandum by the investors to whom you initially resell Securities and (F) receipt by the investors to whom you initially resell Securities of copies of the Final Memorandum prior to the effectiveness of such resale, it is not required in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security.

         K. Nothing has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum (except for the financial statements, the notes thereto and the auditors' report thereon, and financial schedules and other accounting, financial and statistical data, as to which such counsel need not comment) when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Such counsel may state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel at which conferences the contents of the Final Memorandum and related matters were discussed, and that they did not independently verify the information in the Final Memorandum and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent set forth in paragraph I above).

         In giving the foregoing opinions, such counsel may rely on certificates of representatives of the Company and the Guarantors and of public officials, as well as the representations and warranties contained in this Agreement, with respect to the accuracy of the factual matters contained therein, and may state that the opinions assume (i) that each party to, or issuer of, as applicable, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Initial Guarantees, the Exchange Securities, the Exchange Guarantees and the Security Documents (collectively, the "Transaction Documents"), other than the Delaware Guarantors, has all necessary power and authority to enter into the Transaction Documents and to perform its obligations thereunder, (ii) the due authorization, execution and delivery of the Transaction Documents by each party thereto (other than the Delaware Guarantors), (iii) that each Transaction Document constitutes the valid and legally binding obligation of each party thereto (other than the Company and the Guarantors), and (iv) the genuineness of all signatures, the conformity to authentic, original documents of all documents submitted to such counsel as certified or photostatic copies and the authenticity of all documents submitted to such counsel as originals.

         In giving the foregoing opinions, such counsel may further state that, except where otherwise expressly stated, the opinions expressed are based on and are limited to the laws of the State of Texas, the General Corporation Law of the State of Delaware and the contract law of the State of New York, in each case as currently in effect.

                                                                       EXHIBIT B

                         OPINION OF JOHN T. NESSER, III

The opinion of John T. Nesser, III, to be delivered pursuant to Section 5(d) of the Purchase Agreement shall be to the effect that:

         A. Each of the Delaware Guarantors has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power or other organizational power and authority to own its property and to conduct its business as described in the Final Memorandum; all of the issued shares of capital stock of each of the Delaware Guarantors have been duly and validly authorized and issued, are fully paid and nonassessable, and (except as set forth in the Final Memorandum or contemplated by the Security Documents) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or similar claims.

         B. (i) None of the Delaware Guarantors is in violation of its certificate of incorporation or bylaws, in each case as amended to date, (ii) to the knowledge of such counsel, neither the Company nor any Material Subsidiary is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party or by which it or any of them may be bound, or to which any of their property or assets is subject, except in the case of clause (ii) above for any such defaults, as are disclosed in the Final Memorandum and any such defaults that would not have a Material Adverse Effect and (iii) to the knowledge of such counsel neither the Company nor any Material Subsidiary is in violation of any applicable law, rule or regulation, or any judgment, order or decree of any court with jurisdiction over the Company or any subsidiary of the Company, or other governmental or regulatory authority with jurisdiction over the Company or any of its subsidiaries, except for any such defaults that would not have a Material Adverse Effect.

         C. The Company and the Material Subsidiaries possess such certificates, authorizations or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the respective businesses now operated by them, except for such certificates, authorizations or permits of which the failure by the Company to possess would not have a Material Adverse Effect, and, to the knowledge of such counsel, except as disclosed in the Final Memorandum, none of the Company or any of the Material Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

         D. Except as disclosed in the Final Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings described in the Final Memorandum and proceedings that would not have a Material Adverse Effect, or have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Security Documents or the Securities or to consummate the transactions contemplated by the Final Memorandum.

         E. The statements in the Final Memorandum under the captions "Business--Legal Proceedings," "Business--Governmental Regulation" and "Transactions with Affiliates" are accurate and fairly summarize in all material respects the matters referred to therein.

         F. The execution and delivery by the Company and each Delaware Guarantor of, and the performance by the Company of its obligations under, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities and the Security Documents will not contravene any provision of applicable law or, to the knowledge of such counsel, any indenture, mortgage, loan agreement, note, lease or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the knowledge of such counsel, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except for any such contravention as would not have a Material Adverse Effect.

         G. Nothing has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum (except for the financial statements, the notes thereto and the auditors' report thereon, and financial schedules and other accounting, financial and statistical data included therein, as to which such counsel need not comment) when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In giving the foregoing opinions, such counsel may state that, except where otherwise expressly stated, the opinions expressed are based on and are limited to the laws of the State of Louisiana and the General Corporation Law of the State of Delaware, in each case as currently in effect.

         Such counsel may also state that phrases such as "to my knowledge," "known to me" and those with equivalent words refer to the conscious awareness of information by such counsel, without any independent investigation.

                                                                     EXHIBIT C-1

                          OPINION OF DURLING & DURLING

The opinion of the counsel for the Company, to be delivered pursuant to Section 5(e) of the Purchase Agreement shall be to the effect that:

MORGAN STANLEY etc.

Gentlemen:

         This opinion is furnished to you pursuant to Section 5(e) of the Purchase Agreement dated as of November 21, 2003 (the "PURCHASE AGREEMENT", between J. Ray McDermott, S. A., a Panamanian corporation (the "COMPANY") and Morgan Stanley & Co. Incorporated (the "Initial Purchaser") of US$ 200,000,000 principal amount of ____% Senior Secured Notes due 2013 (the "SECURITIES") to be issued pursuant to the provisions of an Indenture to be dated December 8, 2003 (the "INDENTURE") among the Company, each of the subsidiaries of the Company namely, J. Ray McDermott International, Inc. ("JRMII"), J. Ray McDermott Contractors, Inc. ("JRMCI"), J. Ray McDermott Middle East, Inc. ("JRMMEI") and Hydro Marine Services, Inc. ("HYDRO MARINE") (collectively, the "PANAMANIAN GUARANTORS") and The Bank of New York, as Trustee (the "TRUSTEE").

         We have acted as Panamanian counsel to the Company and the Panamanian Guarantors in connection with the execution and delivery by the Company and the Panamanian Guarantors of the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Security Documents, the Exchange Securities, and the Securities. In that regard, we have examined originals or copies, certified or otherwise identified to our satisfaction of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary for the purpose of this opinion.

         In rendering this opinion we have relied on certificates of representatives of the Company and the Guarantor and of public officials, as well as the representations and warranties contained in the Purchase Agreement, with respect to the accuracy of the factual matters contained therein, and have assumed (i) that each party to, or issuer of, as applicable, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Initial Guarantees, the Exchange Securities, the Exchange Guarantees and the Security Documents (collectively the "Transaction Documents"), other than the Company and the Panamanian Guarantors, has all necessary power and authority to enter into the Transaction Documents and to perform its obligations thereunder,
(ii) the due
authorization, execution and delivery of the Transaction Documents by each party thereto (other than the Company and the Panamanian Guarantors) and (iii) the genuineness of all signatures, the conformity to authentic, original of all documents submitted to us as certified or photostatic copies and the authenticity of all documents submitted to us as originals. Further, we have conducted no independent, factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed therein, all of which we assume to be true, complete and accurate in all material respects.

         Based on the foregoing, we are of the opinion that:

         (a) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Panama, and has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum.

         (b) Each of JRMII, JRMCI, JRMMEI and Hydro Marine has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Panama, and has the corporate or other organizational power and authority to own its property and to conduct its business as described in the Final Memorandum. Except as described in the Final Memorandum, all of the issued and outstanding stock or ownership interests of each Panamanian Guarantor has been duly authorized and validly issued, is fully paid and nonassessable, and (except as set forth in the Final Memorandum or contemplated by the Security Documents) is owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or similar claims.

         (c) The execution and delivery of each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized by the Company and the Panamanian Guarantors

         (d) The Securities and the Exchange Securities have been duly authorized by the Company.

         (e) The execution and delivery of the Initial Guarantee of each of the Panamanian Guarantors has been duly authorized by such Panamanian Guarantor.

         (f) The Exchange Guarantee of each of the Panamanian Guarantors has been duly authorized by such Panamanian Guarantor.

         (g) The execution and delivery of each of the Security Documents to which either the Company or a Panamanian Guarantor is a party has been duly authorized by such entity.

         (h) Except for the proper notation in the Stock Register of the Company and of each of the Panamanian Guarantors it is not necessary or advisable under the law of Panama that any document be filed, registered or recorded in any public office of Panama, or any other actions be taken in Panama in order to ensure the validity, effectiveness, priority, perfection, admissibility into evidence or enforceability against third parties of the Pledge Agreement under the laws of Panama.

         (i) The execution and delivery by the Company and the Panamanian Guarantors of, and the performance by the Company and the Panamanian Guarantors of its obligations under, the Purchase Agreement, the Indenture, the Registration Rights Agreement, the Security Documents, the Exchange Securities and the Securities will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or, to the best of our knowledge, any indenture, mortgage, loan, note, lease, agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of our knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency of the Republic of Panama is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Purchase Agreement.

         (j) None of the Company or any of the Panamanian Guarantors is in violation of its organizational documents, in each case as amended to date.

         (k) The statements in the Final Memorandum under the caption "Certain Tax Considerations," insofar as such statements constitute a summary of the Panamanian tax laws referred to therein, are accurate and fairly summarize in all material respects the Panamanian tax laws referred to therein.

         (l) The choice of New York law as the governing law of the Pledge Agreement and the U.S. Mortgages is a valid choice of law and will be recognized and given effect to by the courts of Panama.

         (m) The irrevocable submission by the Company and the Panamanian Guarantors to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York is a valid submission to the jurisdiction of such courts.

         (n) A final and conclusive judgment obtained in the Supreme Court of the State of New York sitting in New York County, the United States District Court of the Southern District of New York and any appellate court or body thereto against the Company or the Panamanian Guarantors, arising out of or in relation to the Security Documents would be enforceable against the Company and the Panamanian Guarantors in the courts of Panama without further review of the merits, provided t hat the judgment of Panamanian courts would be reciprocally recognized, conclusive and enforceable in said court sitting in the State of New York or outside Panama. The Supreme Court of Panama is authorized to issue a writ of exequatur in respect of final judgment rendered in a foreign jurisdiction only if (a) such judgment arises out of an in personam action, (b) the Party against whom the judgment was rendered, or its agent, was personally served in such action within such foreign jurisdiction, (c) the obligation in respect of which the judgment was obtained is lawful in Panama and (d) such judgment has been properly authenticated by diplomatic or consular officers of Panama.

         (o) There is no tax, deduction or withholding imposed by the government of Panama or any political subdivision thereof or therein either (i) on or by virtue of the execution or delivery of the Security Documents or (ii) on any payment to be made by the Company or the Panamanian Guarantors under the Security Documents.

         We are members of the bar of Panama and the opinions expressed above are limited to matters governed by Panamanian law. This opinion is to be governed by and construed in accordance with the laws of Panama and is limited to and is given on the basis of the current law and practice in Panama.

                                       Very truly yours,

                                                                     EXHIBIT C-2

                          OPINION OF DURLING & DURLING

The opinion of the counsel for the Company, to be delivered pursuant to Section 5(e) of the Purchase Agreement shall be to the effect that:

To Morgan Stanley etc.

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 5(e) of the Purchase Agreement dated as of November 21, 2003 (the "Purchase Agreement", between J. Ray McDermott, S. A., a Panamanian corporation (the "Company") and Morgan Stanley & Co. Incorporated (the "Initial Purchaser") of US$ 200,000,000 principal amount of ____% Senior Secured Notes due 2013 (the "Securities") to be issued pursuant to the provisions of an Indenture to be dated December 8, 2003 (the "Indenture") among the Company, each of the subsidiaries of the Company namely, J. Ray McDermott International, Inc. ("JRMII"), J. Ray McDermott Contractors, Inc. ("JRMCI"), J. Ray McDermott Middle East, Inc. ("JRMMEI") and Hydro Marine Services, Inc. ("Hydro Marine") (collectively, the "Panamanian Guarantors") and The Bank of New York, as Trustee (the "Trustee").

         We have acted as Panamanian counsel to the Panamanian Guarantors in connection with the execution and delivery of the First Naval Fleet Mortgages described in Schedule attached hereto (collectively, the "Panamanian Fleet Mortgages"). In that regard, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments for the purpose of this opinion.

         In rendering this opinion we have assumed (i) that each party to the Panamanian Fleet Mortgages has all necessary power, authority and legal right to enter into the Panamanian Fleet Mortgages to which is a party and to perform its obligation thereunder, (ii) the due authorization, execution and delivery of the Panamanian Fleet Mortgages by each party hereto, (iii) that each Panamanian Fleet Mortgages constitutes the legal, valid, binding and enforceable obligation of each party thereto, and (iv) the genuineness of all signatures, the conformity to authentic, original documents of all documents submitted to us as certified or photostatic copies and the authenticity of all documents submitted to us as originals. As to certain factual matters, we are relying on certificates of officers of the Panamanian Guarantors. Further, we have conducted no independent, factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed therein, all of which we assume to be true, complete and accurate in all material respects.

         Based on the foregoing, we are of the opinion that:

         1. Each of the Panamanian Guarantors is a corporation validly existing and in good standing under the laws of Panama and has the corporate power and authority (a) to own its property and assets and to carry on its business as now conducted and as proposed to be conducted and (b) to execute, deliver and perform its obligations under each of the Panamanian Fleet Mortgages to which it is a party.

         2. The execution, delivery and performance by the Panamanian Guarantors of each of the Panamanian Fleet Mortgages to which it is a party and the transactions contemplated thereby, (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not violate any provision of Panamanian law, statute, rule or regulation or the certificate of incorporation, by-laws or other constitutive documents of each of the Panamanian Guarantors.

         3. Each Panamanian Fleet Mortgage constitutes a legal, valid and binding obligation of the Panamanian Guarantors party thereto, enforceable against such Panamanian Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and to the applicability of general principles of equity.

         4. Each Panamanian Guarantors has record title to 100% of each of the vessels that is identified as owned by it on Schedule attached hereto and each vessel is permanently registered in the name of such Panamanian Guarantors under the Panamanian flag.

         5. On account of their preliminary registration in the Public Registry Office of the Republic of Panama, the Panamanian Fleet Mortgages constitute legal and valid mortgages over the vessels described therein and will so constitute as long as the Panamanian Fleet Mortgages are filed for final registration at the Panama Public Registry Office within six months from the date of its preliminary registration and the definite registration is completed. Upon such permanent registration, the Panamanian Fleet Mortgages will rank from the date of preliminary registration as first mortgages over the vessels described therein.

         6. Other than the permanent registration of the Panamanian Fleet Mortgages in the Public Registry Office of Panama, no action, consent or approval of, registration or filing with or any other action by any Panamanian governmental authority or regulatory body is or will be required in connection with the Panamanian Fleet Mortgages or the exercise by the Mortgagee of its rights thereunder.

         7. Save for customary mortgage registration fees, and a stamp tax at the rate of US$0.10 for each US$100 of the face value of the obligations evidenced in the Panamanian Fleet Mortgages which may be levied in the event that any of the Panamanian Fleet Mortgages is submitted before any administrative or judicial authority in Panama, no stamp, registration or similar tax or charge is required to be paid in the Republic of Panama on or in relation to any of the Panamanian Fleet Mortgages. Payment of the above stamp tax is not applicable upon registration of the Panamanian Fleet Mortgages.

         8. No taxes of the Republic of Panama are imposed by withholding or otherwise on any payment to be made by any Panamanian Guarantors under any of the Panamanian Fleet Mortgages or are imposed on or by virtue of the execution or delivery of the Panamanian Fleet Mortgages by any Panamanian Guarantors.

         We are members of the bar of Panama, and the opinions expressed above are limited to matters governed by Panamanian law. This opinion is to be governed by and construed in accordance with the laws of Panama and is limited to and is given on the basis of the current law and practice in Panama.

                                       Very truly yours,

                                                                     EXHIBIT C-3

                               OPINION OF WALKERS

The opinion of Walkers, to be delivered pursuant to Section 5(e) of the Purchase Agreement shall be to the effect that:

1) J. Ray McDermott International Vessels Limited ("JRMIVL") has been duly incorporated, is validly existing as an exempted company in good standing under the laws of the Cayman Islands, and has the corporate or other organizational power and authority to own its property and to conduct its business. Based solely on our review of the Register of Members and except as described in the Final Memorandum, all of the issued and outstanding ownership interests of JRMIVL has been duly authorized and validly issued, is fully paid and nonassessable, and (except as set forth in the Final Memorandum or contemplated by the Security Documents) is owned free and clear of all liens, encumbrances, equities or similar claims.

2) Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized and executed by JRMIVL.

3) The Initial Guarantee of JRMIVL has been duly authorized and executed by JRMIVL.

4)       The Exchange Guarantee of JRMIVL has been duly authorized by JRMIVL.

5) Each of the Security Documents to which JRMIVL is a party has been duly authorized and executed by JRMIVL.

6) The execution, delivery and performance of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Security Documents, the consummation of the transactions contemplated thereby and the compliance by JRMIVL with the terms and provisions thereof do not:

         (a) contravene any law, public rule or regulation applicable to JRMIVL which is currently in force; or

         (b) contravene the memorandum and articles of association of JRMIVL.

7) Neither the execution, delivery or performance of any of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Security Documents to which JRMIVL is a party nor the consummation or performance of any of the transactions contemplated thereby by JRMIVL, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action in respect of any Cayman Islands governmental or judicial authority or agency.

8) There are no stamp duties (other than the stamp duties mentioned in qualification 2 in Schedule 3 hereto), income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed, in connection with the enforcement or admissibility in evidence of the Security Documents or on any payment to be made by JRMIVL or any other person pursuant to the Documents. The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

9) A judgment obtained in a foreign court will be recognized and enforced in the courts of the Cayman Islands without any re-examination of the merits at common law, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, where the judgment is final and in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules and which is conclusive, for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations, and which was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

10) Other than to enter particulars of the security interest created by JRMIVL pursuant to the Security Documents in the Register of Mortgages and Charges maintained by JRMIVL to comply with Section 54 of the Companies Law (2003 Revision) of the Cayman Islands, it is not necessary or advisable under the laws of the Cayman Islands that any of the Documents or any document relating thereto be registered or recorded in any public office or elsewhere in the Cayman Islands in order to ensure the validity, effectiveness or enforceability of any of the Documents.

11) It is not necessary under the law of the Cayman Islands (i) in order to enable any party to the agreement to enforce their rights under the Security Documents or (ii) solely by reason of the execution, delivery and performance of the Security Documents that the parties to the Security Documents should be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands or any other political subdivision thereof. Except as hereinafter indicated, it is not necessary or advisable in order to ensure the legality, validity, enforceability or admissibility in evidence of the Security Documents in the Cayman Islands that the same be filed, notarized, recoded or enrolled with any government authority.

12) JRMIVL has executed an effective submission to the jurisdiction of the courts of the jurisdictions specified in the Security Documents.

13) JRMIVL is subject to civil and commercial law with respect to its obligations under the Security Documents and neither JRMIVL nor any of its assets is entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the courts of the Cayman Islands in proceedings against JRMIVL in respect of any obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Security Documents, which obligations constitute private and commercial acts rather than governmental or public acts.

         In giving the foregoing opinions, such counsel may state that, except where otherwise expressly stated, the opinions expressed are based on and are limited to the laws of the Cayman Islands, as currently in effect.

         In giving the foregoing opinions, such counsel may rely on certificates of representatives of the Company and the Guarantors and of public officials, as well as the representations and warranties contained in this Agreement, with respect to the accuracy of the factual matters contained therein, and may state that the opinions assume (i) that each party to, or issuer of, as applicable, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Initial Guarantees, the Exchange Securities, the Exchange Guarantees and the Security Documents (collectively, the "TRANSACTION DOCUMENTS"), other than JRMIVL, has all necessary power and authority to enter into the Transaction Documents and to perform its obligations thereunder, (ii) the due authorization, execution and delivery of the Transaction Documents by each party thereto (other than JRMIVL) and (iii) the genuineness of all signatures, the conformity to authentic, original documents of all documents submitted to such counsel as certified or photostatic copies and the authenticity of all documents submitted to such counsel as originals.

                                                                     EXHIBIT D-1

                        OPINION OF DAVIS POLK & WARDWELL

         The opinion of Davis Polk & Wardwell to be delivered pursuant to
Section 5(f) of the Purchase Agreement shall be to the effect that:

         A. The statements relating to legal matters, documents or proceedings included in the Final Memorandum under the captions "Description of Notes," "Private Placement" and "Transfer Restrictions," fairly summarize in all material respects such matters, documents or proceedings.

         B. Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other accounting, financial and statistical data, as to which such counsel need not express any belief) the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof, but are without independent check or verification except as specified.

         C. Based upon the representations, warranties and agreements of the Company in Sections 1(w), 1(x), 1(z), 6(f), 6(g) and 6(j) of the Purchase Agreement and of the Initial Purchaser in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchaser in accordance with Section 7 of the Purchase Agreement to register the Securities under the Securities Act of 1933, it being understood that no opinion is expressed as to any subsequent resale of any Security.

                                                                     EXHIBIT D-2

                       OPINION OF GARDERE WYNNE SEWELL LLP

         The opinion of Gardere Wynne Sewell LLP to be delivered pursuant to
Section 5(f) of the Purchase Agreement shall be to the effect that:

         A. Each of the Vessels listed on schedule __ hereto is duly documented in the name of the Guarantor listed opposite such vessel on such schedule. The Mortgages have been duly filed for recording with the U.S. Coast Guard National Vessel Documentation Center and constitute valid and enforceable first priority preferred ship mortgages on the Vessels.

         B. The Panama Mortgages constitute foreign preferred ship mortgages under 46 U.S.C. 31301(6)(B).